RHB Bank Berhad
(Incorporated in Malaysia)
UEN S99FC5710J

Tel: 1800 323 0100

**PRIVATE & CONFIDENTIAL**

Our Ref: EP/YWH

13 September 2018

**Kong Hwee Iron Works & Construction Pte Ltd**
**UEN: 198802515Z**
7 Senoko South Road
Singapore 758071

Dear Sirs

**BANKING FACILITIES**

We are pleased to offer you the banking facilities (hereinafter referred to as the "Banking Facilities") on the following terms and conditions:

**1. BANKING FACILITIES**

| Facilities | Limit (S$) |
|---|---|
| Revolving Credit Facility ("RCF") | 1,000,000-00 |
| **Total Line of Credit** | **1,000,000-00** |

**2. PURPOSE**

The RCF shall be used to meet the operating expense requirements of the business.

The above Banking Facilities shall be used as stipulated above and for no other purposes. However, your failure to comply with this clause shall not prejudice any rights of the Bank which shall not be responsible for monitoring or ensuring your use or application of any of the Banking Facilities.

**3. TENOR/AVAILABILITY PERIOD**

3.1 The RCF is repayable on demand and will be made available to you upon the completion of all documentation satisfactory to the Bank.

3.2 The duration of each drawing/advance under the RCF shall be for an interest period of 1, 2 or 3 months from date of each drawdown.

## 4. INTEREST RATE(S)/COMMISSION/BANKING CHARGES/COMMITMENT FEE/ OTHER CHARGES/VARIATION OF INTEREST/COMMISSION

4.1 INTEREST

You shall pay interest on all monies due and payable and all monies outstanding and owing to the Bank in relation to the Banking Facilities and commission, discount charges and any other charges payable in relation to the Banking Facilities at such rate or rates as may be stipulated or prescribed by the Bank at any time and from time to time. Without prejudice to the generality of the foregoing the interest or commission payable by you in respect of the Banking Facilities shall be:

RCF : Interest at 1.5% per annum above the Bank's Cost of Funds ("COF")

Interest at the aforesaid rate shall be payable by you before as well as after any judgment or order of court.

## 5. DEFAULT RATE/INTEREST ON EXCESS AMOUNT/DAMAGES

5.1 In addition and without prejudice to the rights and remedies of the Bank herein if you shall default in the payment on due date of any money payable in respect of the Banking Facilities or in the event the Bank makes payment of any claim pursuant to any guarantee issued by the Bank under the Banking Facilities, you shall pay to the Bank damages by way of additional interest as follows:

RCF : 3.00% over the prescribed rate for RCF or 5.00% per annum above the Bank's Prime Lending Rate whichever is the higher on the amount in arrears calculated with monthly rests from the due date until the date of payment of the amount thereof by you.

5.2 The Bank shall be entitled to charge default rate for the full amount outstanding under any Banking Facilities due and payable upon an Event of Default occurring, as the Bank may determine.

5.3 The Bank is entitled to capitalise and compound all interest chargeable (including additional interest and fees) in accordance with the usual practice of the Bank from time to time and its right to do so shall continue until the date of payment (as well after as before judgment) notwithstanding the relationship of banker and customer may have ceased by a demand or otherwise.

5.4 The Bank's Prime Lending Rate is subject to fluctuation without prior notice. The Bank's Prime Lending Rate ("PLR") is currently at 5.70% per annum.

5.5 A certificate signed by an officer of the Bank as to the rate and amount of interest payable save for manifest error shall be conclusive and binding on you in any Court of law and elsewhere.

5.6 Notwithstanding any of the above provisions, the Bank shall be entitled at its absolute discretion at any time and from time to time to vary the rate(s) of the additional interest.

## 6. MANDATORY REPAYMENT

You hereby agree and undertake to make the mandatory repayments and your RCF limit will be revised upon each repayment in accordance with the following schedule:

| Date | Revised Limit upon completion of mandatory repayment |
|---|---|
| 1/3/2019 | $937,500 |
| 1/9/2019 | $875,000 |
| 1/3/2020 | $812,500 |
| 1/9/2020 | $750,000 |
| 1/3/2021 | $687,500 |
| 1/9/2021 | $625,000 |
| 1/3/2022 | $562,500 |
| 1/9/2022 | $500,000 |

Pursuant to the foregoing, you are reminded to operate the Banking Facilities within the reduced limit. Any amount outstanding above the reduced limit, will be charged at the overdue interest rate.

## 7. SECURITY(IES)

The Banking Facilities (and all moneys owing by you from time to time) shall be secured by:

A Joint and Several Guarantee for all moneys owing to be provided by Nge Chwee Peng and Ng Lok Kai and substantially in the form enclosed. This Guarantee shall be executed either before one of the Bank's Officers or an Advocate and Solicitor.

## 8. CONDITIONS PRECEDENT

The Banking Facilities will be made available for your utilisation upon the fulfilment of the following conditions precedent:

8.1 the Bank shall have received your acceptance of this Facility Letter within the time prescribed or any extended time period as the Bank may agree in writing;

8.2 all the conditions precedent stipulated in clauses 1, 3 and clause 4.2 in the Standard Terms and Conditions Governing Banking Facilities ("Standard Terms and Conditions") shall have been received or otherwise complied with to the satisfaction of the Bank;

8.3 the Bank shall have received documentary evidence that you have opened a Quad Plus account with the Bank.

8.4 you shall provide any other document(s) as may be required by the Bank from time to time and adhere to and abide by all other conditions precedent as the Bank may in its sole discretion impose.

## 9. AFFIRMATIVE COVENANTS

During the tenor of the Banking Facilities you will upon the request of the Bank or upon the occurrence of any event of default, forthwith execute in the Bank's favour a mortgage, charge, lien, pledge or such other form of security as the Bank may require over any of your assets on such terms as the Bank may require for the due payment of moneys from you to the Bank.

## 10. FINANCIAL COVENANTS

During the tenor of the Banking Facilities you shall at all times:

(i) maintain a gearing ratio of not more than 2.0 times. In this instance, gearing ratio is defined as your Total Borrowings divided by Tangible Networth ("TNW"),

(ii) maintain a Tangible Networth ('TNW') of not less than $25,000,000. In this instance, TNW is defined as as Total Assets less Total Liabilities and any other Intangible Assets.

## 11. NEGATIVE COVENANTS

During the tenor of the Banking Facilities you will not, without the prior written consent of the Bank:

11.1 decrease or alter your authorised or issued capital or alter the structure thereof or the rights attached thereto;

11.2 change your shareholding structure;

11.3 (a) create or permit to subsist any mortgage, pledge, lien, hypothecation, security interest or other charge or encumbrance and any leasing or sale-and-leaseback arrangement ('Security Interest') upon the whole or any parts of its undertaking or assets or revenue, present or future (including any uncalled capital) except for any permitted Security Interest unless at the same time or prior thereto your obligations under this Facility Letter are secured equally and rateably therewith;

(b) sell transfer or otherwise dispose of any of your undertakings or assets for any of your receivables on recourse terms except in the discounting of bills in the ordinary course of business;

(c) the permitted Security Interest are those Security Interests:

(i) created with the written consent of the Bank;

(ii) in existence and disclosed to the Bank before or at the date of acceptance of this Facility Letter;

(iii) created on any assets acquired by you after the acceptance of this Facility Letter for the sole purpose of financing the acquisition of that asset and where the asset comprises of immovable properties for securing the development of the properties provided that the Security Interest shall be limited to the assets acquired or to be developed and shall secure indebtedness not in excess of the fair market value of such assets as valued by a reputable valuer acceptable by the Bank;

(iv) arising by operation of law; and

(v) over goods or documents of title to goods arising in the ordinary course of documentary credit transactions.

(d) if you create or permit to be created any Security Interest other than the permittedSecurity Interest, such Security Interest shall equally and rateably secure the payment of all amounts payable under this Facility Letter.

**12. ANNEXURES**

The terms and conditions set out in the attached Annexures form an integral part of this Facility Letter and in the event of any conflict or discrepancy between the terms and conditions in this Facility Letter and the terms and conditions in the Annexures, the terms and conditions in this Facility Letter shall prevail.

**13. STANDARD TERMS AND CONDITIONS**

The attached relevant Bank's Standard Terms and Conditions governing Banking Facilities (as may be varied from time to time) shall apply.

**14. OTHER TERMS AND CONDITIONS**

14.1 The Banking Facilities granted herein are subject to periodic review and the Bank shall be entitled to modify, vary or determine any of the Banking Facilities or the interest rates chargeable thereon, or impose any additional terms and conditions at its absolute discretion without assigning any reasons thereto.

14.2 You shall submit and the Bank shall have received your audited financials for the Financial Year Ending (FYE) 31 July 2018 by 31 March 2019.

14.3 You shall pay a facility fee of S$1,500-00 upon acceptance of this facility letter.

Kindly acknowledge receipt of this Facility Letter, the Annexures, and the Standard Terms and Conditions and signify your acceptance of the Banking Facilities offered herein by signing and returning to us the duplicate of this Facility Letter together with the necessary company resolution within fourteen (14) days from the date hereof. The offer herein shall lapse if we fail to receive your acceptance on the specified date provided always that the Bank shall have the absolute discretion to extend the validity period as it

deems fit upon specific request by you, and the same shall be construed as a fresh offer on the same terms and conditions herein.

Should you have any queries, please do not hesitate to contact your Relationship Manager at telephone no : 92325816. We assure you of our best attention at all times.

Yours faithfully,
**For and on behalf of RHB BANK BERHAD**

Edwin Peh
Relationship Manager
Commercial Banking

Yow Wai Han
Business Head
Commercial Banking

RHB

**To: RHB BANK BERHAD**

I/We hereby accept your above offer of the Banking Facilities and attach our acknowledgement of receipt of the documents listed therein.

I/We enclose an extract of our Board of Directors' Resolution accepting the above offer.

I/We declare that the Company, our directors and shareholders are not related to any employees or directors of RHB Bank Bhd or related to any of the RHB Banking Group.

I/We authorise you to debit my/our account with you as herein after stated for all instalments, interest, fees, charges and/or other monies payable:

Our Account No: ____________________

For and on behalf of Kong Hwee Iron Works & Construction Pte Ltd

________________________________________

Signature [and company stamp]:
Name:
Designation:
Date:

KONG HWEE IRON WORKS & CONSTRUCTION PTE LTD

RHB Bank Berhad
(Incorporated in Malaysia)
UEN S99FC5710J

Tel: 1800 323 0100

YOUR COPY

PRIVATE & CONFIDENTIAL

Our Ref: EP/YWH

22 October 2018

**Kong Hwee Iron Works & Construction Pte Ltd**
**UEN: 198802515Z**
7 Senoko South Road
Singapore 739450

Dear Sirs

**ADDITIONAL BANKING FACILITIES**

We refer to the Banking Facilities granted to you by the Bank.

We are pleased to grant you additional banking facilities (hereinafter referred to as "the Banking Facilities") on the following revised terms and conditions:

**1. BANKING FACILITIES**

| **Facilities** | **Limit (S$)** |
|---|---|
| Multi-Trade Line ("MTL") [New]: Letter of Credit/Trust Receipt / Shipping Guarantees/Invoice Financing ("LC/TR/SG/IF") | 3,500,000-00 |
| Overdraft Facility ('OD') [New] | 500,000-00 |
| **Total Line of Credit** | **4,000,000-00** |

**2. PURPOSE**

2.1 The MTL and OD shall be used to facilitate and finance the local purchase and import of raw materials for the project at 79 Robinson Road ("the Project") and to meet the operating expense requirement for the Project. The MTL shall include Documents against Acceptance ('DA") and Documents against Payment ("DP") up to the full limit of the MTL.

2.2 Invoice Financing is not allowed for related party transactions and is subject to your suppliers being acceptable to the Bank. A list of your suppliers are to be provided to the Bank.

2.3 The above Banking Facilities shall be used as stipulated above and for no other purposes. However, your failure to comply with this clause shall not prejudice any rights of the Bank which shall not be responsible for monitoring or ensuring your use or application of any of the Banking Facilities.

## 3. TENOR/AVAILABILITY PERIOD

3.1 The MTL and OD facility shall be drawn down upon the fulfilment of all conditions precedents and upon the completion of legal documentation satisfactory to the Bank.

3.2 The OD is recallable on demand.

3.3 The financing term under the TR/IF facility for each transaction is subject to a maximum tenor of 150 days.

3.4 Under the financing term for IF, only invoices dated within 60 days prior to application are allowed.

3.5 The shipping guarantee maximum validity period is 30 days.

3.6 Usance LC up to 90 days is allowed.

## 4. INTEREST RATE(S)/COMMISSION/BANKING CHARGES/COMMITMENT FEE/ OTHER CHARGES/VARIATION OF INTEREST/COMMISSION

4.1 INTEREST/COMMISSION

You shall pay interest on all monies due and payable and all monies outstanding and owing to the Bank in relation to the Banking Facilities and commission, discount charges and any other charges payable in relation to the Banking Facilities at such rate or rates as may be stipulated or prescribed by the Bank at any time and from time to time. Without prejudice to the generality of the foregoing the interest or commission payable by you in respect of the Banking Facilities shall be:

**For MTL**

| | | | |
|---|---|---|---|
| (i) | LC/SG | : | At commission charge of 0.0625% per month; subject to a minimum commission charge of 2 months. |
| (ii) | TR/IF | : | Interest at 1.5% per annum above the Bank's Cost of Funds ("COF") for both local and foreign currency bills. |
| (iii) | MTL Handling fees | : | The handling commission for IF/DA/DP will be charged at 0.0625% flat. |

**For OD**

| | | | |
|---|---|---|---|
| (iv) | OD | : | Interest will be charged at the rate of 1.7% per annum below the Bank's Prime Lending Rate ("PLR") |

The Bank's Prime Lending Rate is subject to fluctuation without prior notice. The Bank's Prime Lending Rate ('PLR') is currently at 5.7% per annum.

## 5. DEFAULT RATE/INTEREST ON EXCESS AMOUNT/DAMAGES

In addition, and without prejudice to the rights and remedies of the Bank herein if you shall default in the payment on due date of any money payable in respect of the Banking Facilities or in the event the Bank makes payment of any claim pursuant to any guarantee issued by the Bank under the Banking Facilities, you shall pay to the Bank damages by way of additional interest as follows:

**For MTL**

5.1 (i) TR/IF : 5.00% per annum above the Bank's Prime Lending Rate on the amount due (inclusive of accrued interest) from the due date until the date of payment of the amount thereof by you.

**For OD**

(ii) OD : For utilisation of overdraft in excess of the approved limit, interest will be charged at 5.00% per annum above the Bank's PLR or at such other(s) as the Bank may stipulate from time to time on the amount due (inclusive of accrued interest) calculated with monthly rests from the due date until the date of payment of the amount thereof by you.

5.2 The Bank shall be entitled to charge default rate for the full amount outstanding under any Banking Facilities due and payable upon an Event of Default occurring, as the Bank may determine.

5.3 The Bank is entitled to capitalise and compound all interest chargeable (including additional interest and fees) in accordance with the usual practice of the Bank from time to time and its right to do so shall continue until the date of payment (as well after as before judgment) notwithstanding the relationship of banker and customer may have ceased by a demand or otherwise.

## 6. MANDATORY REPAYMENT

The OD limit will be reduced in accordance with the following schedule. You will make the necessary arrangements to repay all amount in excess of the revised limit.

**OD**

| Date | Revised Limit upon completion of mandatory repayment |
|---|---|
| 31/5/2019 | S$300,000 |
| 30/6/2019 | S$150,000 |
| 31/7/2019 | Nil |

Pursuant to the foregoing, you are reminded to operate the Banking Facilities within the reduced limit. Any amount outstanding above the reduced limit, will be charged at the overdue interest rate.

In addition, please be informed that no further utilisation/ redrawings of the MTL is allowed with effect 01 March 2019 or when cumulative progress payment claims reach 60% of the sub-contract value, whichever is earlier. Thereafter the MTL will be cancelled on the occurrence of the earlier of the following events:

(i) upon the full settlement of all outstanding amounts; or
(ii) 31 July 2019

## 7. SECURITY(IES)

The Banking Facilities (and all moneys owing by you from time to time) shall be secured by:

**MTL and OD**

7.1 A fresh legal assignment over all project proceeds/receivable under the Project.

7.2 A fresh first charge over all monies held in the designated non-checking collection account to be opened with the Bank for the Project.

**All Banking Facilities**

7.3 The existing Personal Guarantee for all moneys owing provided by Nge Chwee Peng and Ng Lok Kai dated 14 September 2018.

## 8. CONDITIONS PRECEDENT

The Banking Facilities will be made available for your utilisation upon the fulfilment of the following conditions precedent:

8.1 the Bank shall have received your acceptance of this Facility Letter within the time prescribed or any extended time period as the Bank may agree in writing;

8.2 all the conditions precedent stipulated in clauses 1, 3 and clause 4.2 in the Standard Terms and Conditions Governing Banking Facilitiės ("Standard Terms and Conditions") shall have been received or otherwise complied with to the satisfaction of the Bank;

8.3 the Bank shall have received a copy of the Letter of Award for the Project;

8.4 the Bank shall have received the Master Trust Receipt Agreement as per enclosure herein duly executed by you; and

8.5 you shall provide any other document(s) as may be required by the Bank from time to time aadhere to and abide by all other conditions precedent as the Bank may in its sole discretion impose.

## 9. ADDITIONAL AFFIRMATIVE COVENANTS

During the tenor of the Banking Facilities:

9.1 the Bank shall have received a copy of your Irrevocable Letter of Instruction given to the Contract principal for the credit of the Project Proceeds to the Designated non-checking accounts with the Bank; and

9.2 you shall submit monthly construction progress report and costing schedule for the said Project.

## 10. ANNEXURES

The terms and conditions set out in the attached Annexures form an integral part of this Facility Letter and in the event of any conflict or discrepancy between the terms and conditions in this Facility Letter and the terms and conditions in the Annexures, the terms and conditions in this Facility Letter shall prevail.

## 11. OTHER TERMS AND CONDITIONS

11.1 The Banking Facilities granted herein are subject to periodic review and the Bank shall be entitled to modify, vary or determine any of the Banking Facilities or the interest rates chargeable thereon, or impose any additional terms and conditions at its absolute discretion without assigning any reasons thereto.

11.2 Legal fees and all incidental expenses in connection with the preparation, stamping and registration of the security documents and other documentation charges shall be paid by you notwithstanding that the Banking Facilities is/are cancelled or aborted for any reason whatsoever.

11.3 The legal and security documentations required herein are to be completed within 90 days from the date of acceptance of this Letter of Offer or any extended date as the Bank may agree at its absolute discretion.

11.4 You undertake to deposit all monies received under the said Project into the designated non-checking collection account. Any withdrawal(s) from the designated account will be with the prior consent of the Bank.

11.5 The Project proceeds shall be utilised towards the repayment of any TRs due and payable within 14 days from the date of each receipt of the proceeds. Any balance remaining thereafter shall be credited into your operating current account with the Bank.

11.6 Save as expressly varied herein all other terms and conditions as stated in our Facility Letters shall remain unchanged and continue to be binding on you.

11.7 This Letter shall be in addition to any other Facility Letters from the Bank to you.

11.8 You shall pay a facility fee of S$4,000-00 upon acceptance of this Facility Letter.

Kindly acknowledge receipt of this Facility Letter, the Annexures and signify your acceptance of the Banking Facilities offered herein by signing and returning to us the duplicate of this Facility Letter within fourteen (14) days from the date hereof.

Should you have any queries, please do not hesitate to contact your Relationship Manager at mobile no: 9232 5816. We assure you of our best attention at all times.

Yours faithfully,
*for and on behalf of* **RHB BANK BERHAD**

Edwin Peh
Relationship Manager
Middle Market Enterprise
Commercial Banking

Yow Wai Han
Business Head
Middle Market Enterprise
Commercial Banking

**To: RHB BANK BERHAD**

I/We hereby accept your above revised offer of the Banking Facilities.

I/We authorise you to debit my/our account with you as herein after stated for all instalments, interest, fees, charges and/or other monies payable:

Our Account No: ______________________

Our solicitors are M/s Rajah & Tann Attn: Jorn Choi

*for and on behalf of* **Kong Hwee Iron Works & Construction Pte Ltd**

KONG HWEE IRON WORKS & CONSTRUCTION PTE LTD

______________________

Signature [and company stamp]:
Name:
Designation:
Date:

ANNEXURE

**RHB BANK BERHAD ("THE BANK")**

Terms and conditions relating to overdraft facility ("OD")

1. The Borrower shall open a current account with the Bank and the Overdraft shall be utilised by drawing against such account.

2. Utilisation of the Overdraft Facility shall be in such manner as the Bank may from time to time prescribe and in accordance with the normal usages and practices of banking in Singapore.

3. Interest charged on overdraft on current account will be calculated on a daily basis and based on a 365 day year with monthly rests or such other periodic rests as the Bank may specify.

4. The overdraft facility is subject to periodic review and all outstanding are repayable on demand notwithstanding anything contained herein or in the Facility Letter or in any Security Documents.

5. Where the Bank recalls the Banking Facilities and makes a demand on the total overdraft outstanding, the Bank shall be entitled to charge interest at at the overdue rate or default rate for any amount outstanding under the Overdraft Facility as the Bank may determine.

6. The Bank is entitled to capitalise and compound all interest chargeable (including additional interest and fees) in accordance with the usual practice of the Bank from time to time and its right to do so shall continue until the date of payment (as well after as before judgement) notwithstanding the relationship of banker and customer may have ceased by demand or otherwise.

7. The overdraft facility is subject to periodic review and all outstanding are repayable on demand notwithstanding anything contained herein or in the Facility Letter or in any Security Documents.

**PRIVATE & CONFIDENTIAL**

Our Ref : MME5/KHI/EP/LC/2021/02
Date : 3 November 2021

**Kong Hwee Iron Works & Construction Pte. Ltd. (the "Borrower")**
UEN : 198802515Z
7 Senoko South Road
Singapore 758071

Dear Sirs

**BANKING FACILITIES**

RHB Bank Berhad (the "**Bank**") is pleased to offer you the following Banking Facilities ("**Banking Facilities**") on the terms and conditions set out in this Facility Letter (the "**Facility Letter**") and in the Bank's *Standard Terms and Conditions Governing Banking Facilities* ("**Standard Terms**", which term includes such terms and conditions as amended, supplemented or replaced by the Bank from time to time).

This Facility Letter shall be in addition to the Facility Letter(s) dated 13 September 2018, 22 October 2018, 16 November 2018 and 15 March 2019, collectively (the "**Previous Facility Letter(s)**") issued by the Bank to you which shall be deemed **restated** and **replaced** by this Facility Letter. This Facility Letter shall supersede the said Facility Letter(s) previously issued to you. If facility agreements were signed by you and the Bank for the Banking Facilities granted by the **Previous Facility Letter(s)**, the corresponding terms in the facility agreements shall be deemed amended by the revised terms and conditions set out in this Facility Letter.

The Facility Letter dated 23 May 2019 which was issued but not accepted shall be deemed as cancelled.

All security documents (howsoever described) executed pursuant to the Previous Facility Letter(s) shall remain in full force and effect to secure the obligations of each Borrower to the Bank under the Previous Facility Letter(s) and this Facility Letter unless expressly provided otherwise or as may otherwise be agreed to in writing by the Bank.

**This Facility Letter shall comprise:**

- **(a) Part A: General Banking Facilities**
- **(b) Part B: Terms & Conditions Governing The Banking Facilities**
- **(c) Part C: Conditions Precedent**
- **(d) Part D: Acceptance**
- **(e) Standard Terms (STC_Facilities_2021-04)**

In this Facility Letter, except where the context otherwise requires or unless the terms of this Facility Letter expressly provide otherwise, words and expressions defined in the Standard Terms shall have the same meaning when used or referred to in this letter.

In addition to the terms and conditions appearing in Part A of this Facility Letter, the Banking Facilities shall be governed by the terms detailed in Part B of this Facility Letter.

In the event of any conflict or discrepancy between the terms and conditions in this Facility Letter (whether Part A or Part B) and the Standard Terms, the terms and conditions in this Facility Letter shall prevail.

RHB

## PART A: GENERAL BANKING FACILITIES

**1. Banking Facilities**

**Facility Limits granted to Borrower – Uncommitted***

| Type(s) of Facility -Uncommitted # | Facility Limit(s) |
|---|---|
| Facility 1 – Revolving Credit Facility ("RCF") | S$875,000.00 |
| **Total Facility Limits - Uncommitted** | **S$875,000.00** |

* The terms committed and uncommitted facilities (where applicable) as used in this Facility Letter shall be as defined or categorised for the time being by the general banking industry of Singapore.

\# The MTL facility in the previous facility letter dated 22 October 2018 was cancelled in October 2019.

**2. Securities**

2.1 The Banking Facilities and all moneys and liabilities (whether actual, contingent or otherwise) owing or payable by the Borrower from time to time shall be secured by the following in form and substance satisfactory to the Bank:

i. The existing joint and several personal guarantee *for all moneys owing* to be provided by ***Nge Chwee Peng*** and ***Ng Lok Kai @ Ng Teck Nam*** (the "**Personal Guarantor(s)**") dated 14 September 2018.

**3. Pari Passu Ranking**

The Borrower shall ensure that all obligations and liabilities under this Facility Letter shall at all times rank ahead of or otherwise at least pari-passu in all respects with, all its other present and future unsecured and unsubordinated obligations and liabilities to other creditors.

**4. Covenants**

i. The Borrower shall forward to the Bank its annual audited financial reports immediately upon receipt from their auditors for each financial year.

ii. Upon the request of the Bank or upon the occurrence of any event of default, the Borrower shall forthwith execute in the Bank's favour a mortgage, charge, lien, pledge or such other form of security as the Bank may require over any of the Borrower's assets on such terms as the Bank may require for the due payment of moneys from the Borrower to the Bank.

iii. The Borrower shall:
   (a) conduct its business in compliance with applicable anti-corruption laws; and
   (b) maintain policies and procedures designed to promote and achieve compliance with such laws.

iv. The Borrower shall at all times maintain a gearing ratio of not more than 2.0 times. In this instance, gearing ratio is defined as the Total Borrowings divided by Tangible Networth ("TNW).

v. The Borrower shall at all times maintain a Tangible Networth ("TNW") of not less than S$25,000,000.00. In this instance, TNW is defined as the aggregate total of paid-up capital, retained earnings and any other Intangible Assets.

## 5. Bank's Right of Review

Notwithstanding anything herein, the banking facilities and covenants (if any) are subject to review by the Bank at any time at the Bank's absolute discretion.

Upon the review of the banking facilities and covenants (if any), the Bank shall have the right at the Bank's absolute discretion to vary, modify, terminate, reduce, suspend or cancel any of the banking facilities and/or to demand immediate repayment of all moneys and liabilities owing to the Bank under the banking facilities (whether actual, contingent or otherwise).

## 6. Representation

i. Each Obligor shall be deemed to have made the representation as set out in the Standard Terms. The obligations of the Bank in relation to each utilization/drawing/rollover will be subject to those representations which are repeated, remaining true and accurate when repeated as at the date of each utilisation request, the first day of each Interest Period and the date of execution of each security document. The representations are deemed to be made by reference to the facts and circumstances then existing at all times and shall remain in force from the date of the acceptance of this Facility Letter for so long as any amount is outstanding under this Facility Letter.

## 7. Other Terms and Conditions

i. The legal and security documentations required herein are to be completed within ninety (90) days from the date of acceptance of this Facility Letter or any extended date as the Bank may agree at its absolute discretion.

ii. All standing instructions previously executed for the purpose of servicing banking facilities/loans shall continue unless the Bank receives prior instructions to revoke the said instructions.

## 8. Governing Law

This Facility Letter and all matters (including the settlement of any dispute) arising out of or in connection with this Facility Letter (including a dispute regarding its existence or validity)

("Dispute") shall be governed by and construed in accordance with the laws of Singapore. The Borrower irrevocably agrees for the benefit of the Bank that the courts of Singapore shall have exclusive jurisdiction to hear, determine and settle any Dispute and, for such purposes, irrevocably submits to the exclusive jurisdiction of the courts of Singapore and waives any immunity or objection which the Borrower may now or hereafter have to the courts of Singapore being the forum to hear, determine and settle any Dispute and agrees not to claim that any such court is an inconvenient or inappropriate forum.

**9. Acceptance**

i. On your acceptance of this Facility Letter, you accept and agree that you will bear all costs, fees, expenses and other charges, legal or otherwise, including the stamp duty, cause book search fees and the Bank's solicitors' costs in connection with the preparation, execution and registration of all documents (including security documents) required by the Bank and the realisation or enforcement of any of the Bank's rights herein or under any of the security documents. This clause shall be effective notwithstanding any cancellation or revocation of any of the Banking Facilities at any time after acceptance of this Facility Letter.

ii. Please confirm your acceptance of this Facility Letter and the Banking Facilities based on the foregoing terms and conditions by signing on the **Acceptance and Confirmation** and returning to us the **Acceptance and Confirmation** on the duplicate of this Facility Letter within fourteen (14) days (or such other period as may be extended in writing from us) from the date hereof ("**Expiry Date**"), together with, if applicable, a certified true extract of your Board Resolutions and Constitution, after which date, this offer shall automatically lapse.

iii. If you sign and return to us the duplicate of this Facility Letter after the Expiry Date, you shall be treated as having made a counter offer to us on the terms and conditions contained herein. We may at our sole discretion accept but shall be under no obligation to accept said counter offer. Upon our written acceptance of said counter offer, we will make available the Facility(ies).

All capitalised terms in this Facility Letter which are not defined shall have the same meaning and construction as those capitalised in the Standard Terms.

Should you have any queries, please do not hesitate to contact your Relationship Manager at telephone no: 9232 5816.

Yours faithfully
For **RHB Bank Berhad**

| | |
|---|---|
| Edwin Peh<br>Relationship Manager<br>Commercial Banking | James Lim<br>Business Head<br>Commercial Banking |

RHB

## PART B: TERMS & CONDITIONS GOVERNING THE BANKING FACILITIES

### (1) Revolving Credit Facility ("RCF") - uncommitted

| | |
|---|---|
| Facility | RCF |
| Nature | Revolving |
| Amount | S$875,000.00 |
| Purpose | The RCF shall be used to finance the Borrower's working capital requirement.<br><br>The Bank shall be under no obligation to ensure that the drawings under the RCF are applied for the approved purpose. |
| Drawdown | Subject to the Borrower satisfying all Conditions Precedent and giving three (3) Business Days' prior written notice in the form set out in **Annex A** (*Drawdown/Rollover Notice*) or otherwise substantially similar but satisfactory to the Bank. Such written notice of drawdown is irrevocable and the Borrower(s) are obliged to utilise the amount stated in the notice on the date specified therein. |
| Repayment | Each loan shall be repaid on the last day of its Interest Period. Amounts repaid are available for redrawing, provided that any interest accrued on a loan shall be paid by the Borrower on the last day of its interest period and only the principal amount of the loan may be rolled over. |
| Interest Periods | 1,2 or 3 months or any other period agreed between the Borrower and the Bank. |
| Margin | **2.00%** per annum. |
| Interest ("Interest Rate") | The aggregate of the applicable:<br>(a) Margin; and<br>(b) Cost of Funds ("COF") of the Bank |
| Default Interest | 3.00% over the prescribed rate for RCF or 5.00% per annum above the Bank's Prime Lending Rate whichever is the higher on the amount in arrears calculated with monthly rests from the due date until the date of payment of the amount thereof by the Borrower. |
| Break Cost | A breakcost on the amount prepaid/redeemed will be charged for prepayments made other than at the end of the Interest Period for the RCF. |
| Payment of Interest | Interest on each drawing is payable on the last day of each Interest Period for the drawing. |

Interest is calculated on the basis of the actual number of days elapsed in a 365 day year for RCF denominated in Singapore Dollars .

Other T&C

During the tenor of the RCF, the Borrower may, by giving to the Bank a rollover notice in the form prescribed by the Bank, request a rollover of a drawing for a duration of a further interest period as provided in the Facility Letter and the Bank may upon receipt of the rollover notice and subject to the availability of funds and subject to any other terms and conditions that may be imposed by the Bank, rollover such drawing for the interest period selected by the Borrower provided that the rollover notice shall have been received by the Bank at least two (2) Business Days before the last day of the interest period for the drawing requested to be rolled over.

The Bank may upon the rollover of a drawing, deem such drawing as having been repaid and a new drawing having been made by the Borrower and the Borrower shall be deemed to have given an appropriate drawdown notice to the Bank.

RHB

## PART C: CONDITIONS PRECEDENT

Subject to such further conditions as may be set forth in the Standard Terms and in the security documents, the conditions precedent will include:

i. This Facility Letter along with other forms of security documents duly executed and initialled, in addition to other documents named herein to be delivered in form and substance satisfactory to the Bank prior to first drawdown;

ii. Documentation satisfactory in form and substance to the Bank and our counsel and containing such provisions as are customary including but not limited to those pertaining to proper incorporation, corporate resolutions, ranking, illegality and increased costs;

iii. Where the Borrower and/or Obligor is a body corporate: (a) Certificate of Incorporation as well as the latest Constitution, certified as a true copy by any director or company secretary and (b) an extract of the Board Resolution (where applicable) in form and substance satisfactory to the Bank, certified as true copies by two directors or by a director and the company secretary unless the Constitution provides for certification by a director or the company secretary singly;

(where deemed by the Bank or its solicitors to be necessary or expedient) a copy of the shareholders' resolution of the Borrower and/or Obligor approving and authorizing the acceptance of this Facility Letter and the Banking Facilities and the provision of security for the Banking Facilities and the execution and delivery of the transaction documents;

Where the Obligor is an individual: a certified true copy of that Obligor's identity card or valid passport;

iv. evidence that all fees, costs and expenses due from the Borrower have been paid or will be paid by the first utilisation date;

v. evidence that all filings, registrations and other actions necessary or in the opinion of the Bank desirable to protect the Securities have been completed;

vi. where applicable, evidence that there is no bankruptcy, judicial management or winding up (whether voluntary or compulsory) petition/proceedings or order made against the Borrower, the Corporate Guarantor or any other Obligor, the Borrower, the Corporate Guarantor or any other Obligor has not entered into any statutory or other arrangement (voluntary or otherwise) or composition for the benefit of creditors generally and that no statutory demands have been made against and no receiver(s) have been appointed in respect of the Borrower, the Corporate Guarantor or any other Obligor;

vii. No default or event that with the passage of time could give rise to an Event of Default under the Banking Facilities;

viii. *Where the Borrower is a body corporate*: a copy of any other authorisation, consent, approval, permit, waiver, resolution, license, exemption, filing, notarisation, order, lodgement or registration or other document, opinion, or assurance reasonably required by the Bank in connection with the entry into and performance of the transactions contemplated by this Facility Letter for the legality, enforceability or admissibility in evidence of this Facility Letter;

ix. *if applicable,* written notice in the form set out in Annex A (*Drawdown/Rollover Notice*) or otherwise substantially similar but satisfactory to the Bank.

The Borrower shall provide any other document(s) as may be required by the Bank from time to time and adhere to and abide by all other conditions precedents as the Bank may in its sole and absolute discretion impose.

RHB

**ANNEX A:**

**DRAWDOWN/ROLLOVER NOTICE**

*Date* :

*To* : *RHB Bank Berhad*
*90 Cecil Street*
*RHB Bank Building #03-00*
*Singapore 069531*

*Attention* :

****Revolving Credit Facility ("RCF") / Term Loan Facility ("TL") up to [•]***

*We refer to the above and the Facility Letter between (1) ourselves as the Borrower and (2) yourself as the Bank. Unless otherwise specifically stated herein, words and expressions as defined in the Facility Letter shall have the same meanings when used or referred to herein.*

*We hereby:*

1. *give you notice that we wish to make a *drawdown/rollover on the *[RCF/TL] as follows:*

   (i) *Amount:*
   (ii) *Date of drawdown/rollover: [business day only]*
   (iii) *Interest Period:*
   (iv) *Drawdown to be in favour of:*
   (v) *Account details of payee:*

2. *represent and warrant to you that:*

   (i) *the representations and warranties stated in the Bank's Standard Terms and Conditions Governing Banking Facilities ("Standard Terms") are true and accurate as at today's date;*
   (ii) *no Event of Default as stated in the Standard Terms hereof and no event which with the giving of notice or the lapse of time or both has occurred and is continuing as at the date hereof or has occurred and is continuing or will have occurred on the date requested herein on which the *[Drawdown/Rollover] is to be made;*

| | |
|---|---|
| *Authorised Signatory* | *Authorised Signatory* |
| Name: | Name: |

* *delete where appropriate*

RHB

**PART D:**

**ACCEPTANCE**

To: **RHB Bank**

1. We hereby accept your offer of Banking Facilities and acknowledge receipt of a copy of the *Standard Terms and Conditions Governing Banking Facilities* ("Standard Terms").

2. By accepting your above offer of the Banking Facilities, we confirm that we have read and fully understand and agree to the Standard Terms.

3. We hereby consent to the Bank's disclosure of any information whatsoever concerning any matter or transaction in relation to any Banking Facilities from time to time granted by the Bank, any security relating thereto and any information whatsoever regarding our accounts or affairs in accordance with the Bank's right of disclosure provided in this Facility Letter and the Standard Terms.

4. We declare that the Company, our directors and shareholders are not related to any employees or directors of RHB Bank Berhad or related to any of the RHB Banking Group.

5. We enclose herewith a certified true extract of our Board Resolutions accepting the above offer as well as an up to date copy of our Constitution, certified as a true copy, where applicable.

6. Our solicitor is ____________________________.

For and on behalf of **Kong Hwee Iron Works & Construction Pte. Ltd.**

| | |
|---|---|
| Signature | Signature |
| Name : Ng chwee Peng | Name : Ng Lok Kai |
| Designation : Director | Designation : Director |
| Date : 18/11/2021 | Date : 18/11/2021 |

RHB

## CONFIRMATION BY THIRD PARTY SECURITY PROVIDERS

To: **RHB Bank**

Each of the undersigned hereby acknowledges and consents to the terms of this Facility Letter and all Previous Facility Letters (if any), and confirms that the obligations under any guarantee and/or security provided or to be provided in favour of the Bank will be in full force and effect and are not and will not be affected, discharged or varied by the execution of this Facility Letter, and shall extend in all respects to the obligations of the Borrower(s) under this Facility Letter.

We hereby confirm that the representations and warranties stated in the Bank's Standard Terms are true in all material respects as they refer to us, by reference to the facts and circumstances existing on the date of hereof. The undertakings specified therein shall remain in force and binding on us from the date of the Borrower's acceptance of the Facility Letter for so long as any amount is outstanding under the Facility Letter.

| | |
|---|---|
| Signature | Signature |
| Signed by : **Nge Chwee Peng** | Signed by : **Ng Lok Kai @ Ng Teck Nam** |
| Date : 18/11/2021 | Date : 18/11/2021 |